                                                                   EXHIBIT 10.53

                                FIRST AMENDMENT
                            TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment") is dated as of March 12, 1998, and entered into by and between BANKAMERICA BUSINESS CREDIT, INC. ("Lender") and CLIMATE MASTER, INC. ("Climate Master"), INTERNATIONAL ENVIRONMENTAL CORPORATION ("IEC"), EL DORADO CHEMICAL CORPORATION ("EDC") and SLURRY EXPLOSIVE CORPORATION ("Slurry") ("Climate, IEC, EDC, and Slurry being collectively referred to herein as "Borrower").

     WHEREAS, Lender and Borrower have entered into that certain Loan and Security Agreement dated as of November 21, 1997 (the "Agreement");

     WHEREAS, certain Events of Default have occurred under the Agreement;

     WHEREAS, the Borrower desires that the Lender waive the Events of Default and amend the Agreement in certain respects; and

     WHEREAS, the Lender is willing to waive the Events of Default and to amend the Agreement subject to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

     Section 1.01.  Definitions.  Capitalized terms used in this Amendment, to
                    -----------
the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

     Section 1.02.  New Definition.  A new definition is added to Section 1.1 of
                    --------------
the Agreement and reads as follows:

          "CCI Special Dividend' has the meaning specified in Section 9.14."
           --------------------                               ------------

                                  ARTICLE II
                                  ----------

                                  Amendments
                                  ----------

     Section 2.01. Amendment to Definition of "CCI Adjusted Tangible Net Worth."
                   -----------------------------------------------------------
The definition of "CCI Adjusted Tangible Net Worth" contained in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

          "CCI Adjusted Tangible Net Worth" means, at any date: (a) the book
           -------------------------------
     value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves as determined in accordance with GAAP) at which the CCI Adjusted Tangible Assets would be shown on a consolidated balance sheet of the CCI Consolidated Group at such date prepared in accordance with GAAP plus the CCI Special Dividend less (b) the amount at
                          ----                          ----
     which the CCI Consolidated Group's liabilities, including all deferred tax liabilities, would be shown on such balance sheet prepared in accordance with GAAP.

     Section 2.01.  Amendment to Definition of "Swap Transaction Reserves."  The
                    -----------------------------------------------------
definition of "Swap Transaction Reserves" contained in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

          "Swap Transaction Reserves" means all reserves which the Lender from
           -------------------------
     time to time establishes for amounts that are liabilities owed by EDC to the Bank and for which Lender has agreed to indemnify the Bank. As of March 10, 1998, the amount of the Swap Transaction Reserves is $5,000,000.

     Section 2.03. Amendment to Section 9.14.  Section 9.14 of the Agreement is
                   -------------------------
hereby amended to read in its entirety as follows:

          "9.14.  Distributions and Restricted Investments. Borrower shall not
                  ----------------------------------------
     (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, or (b) make any Restricted Investments, except: (i) Borrower may make and receive Distributions and Restricted Investments to and from CCI, the other CCI Borrower Subsidiaries, the CCI Guarantor Subsidiaries, and all other members of the LSB Consolidated Borrower Group;
     (ii) in addition to (i) above, each Borrower may make Restricted Investments to any subsidiary of LSB other than to CCI and the members of the LSB Consolidated Borrowing Group, provided, however, that (other than Restricted Investments permitted under section (i) above to CCI and the members of the LSB Consolidated Borrower Group) the sum of all such Restricted Investments from each such Borrower and all other members of the LSB Consolidated Borrowing Group shall not exceed $200,000 in the aggregate per annu7m; (iii) each Borrower may make Restricted Investments in Affiliates outstanding as of the date hereof, and (iv) each Borrower may make other Restricted Investments constituting Acquisitions not otherwise permitted above in this Section as long as such Restricted Investments when aggregated with all other Restricted Investments for the same Acquisition from all members of the LSB Borrowing Group do not exceed $2,000,000 in cash investments and issued and/or assumed interest-bearing debt per Acquisition and $10,000,000 in cash investments and issued and/or assumed interest-bearing debt in the aggregate for all such Acquisitions per annum; provided, however, that interest-bearing debt of the acquired company which Lender in its sole and absolute discretion agrees to refinance as a working capital facility shall not be included in the $2,000,000 and the $10,000,000 limitations; and further provided that nothing in this subsection (iv) shall be construed to imply Lender's willingness to advance to provide any such refinancing, and (v) CCI may make the Distributions described on Schedule 10.8. In addition to the foregoing, CCI may make Distributions to LSB (referred to herein as the "CCI Special Dividend") in an amount not to exceed on an annual basis fifty percent (50%) of CCI's net income plus the tax liability of LSB solely attributable to CCI. Notwithstanding any provision to the contrary contained herein, the Account currently owing to EDC by its Affiliate, TES, may be converted to preferred stock to be owned and controlled by EDC."

     Section 2.04.  Amendment to Section 9.16.  Section 9.16 of the Agreement is
                    -------------------------
hereby amended to read in its entirety as follows:

          "9.16. CCI Adjusted Tangible Net Worth.  The CCI Adjusted Tangible Net
                 -------------------------------
     Worth will not be less than the following amounts at the end of each of the
                       ---------
     Fiscal Quarters during the following Fiscal Years:

Fiscal Quarters in the
Following Fiscal Years     1/st/ Quarter  2/nd/ Quarter  3/rd/ Quarter  4/th/ Quarter
----------------------     -------------  -------------  -------------  -------------
     Fiscal Year Ending
     December 31, 1998       $18,000,000    $21,500,000    $24,500,000    $26,500,000

     First Fiscal Quarter
     during Fiscal Year
     Ending December 31,
     1999                  The CCI Adjusted Tangible Net Worth as of December 31,
                           1998, less $1,500,000.
                                 ----

     Second Fiscal Quarter
     During Fiscal Year
     Ending December 31,
     1999                  The CCI Adjusted Tangible Net Worth as of March 31,
                           1999.


     Third Fiscal Quarter
     During Fiscal Year
     Ending December 31,
     1999, and each
     Fiscal Quarter during
     each Fiscal Year
     ending thereafter     The CCI Adjusted Tangible Net Worth as of March 31,
                           19999, plus fifty percent (50%) of CCI's profits for
                           the prior fiscal quarter without taking into account
                           any losses."

     Section 2.05.  Amendment to Section 9.17.  Section 9.17 of the Agreement is
                    -------------------------
hereby amended to read in its entirety as follows:

          "9.17. Debt Ratio.  The ratio of Debt of the CCI Consolidated Group to
                 ----------
     the CCI Adjusted Tangible Net Worth will not be greater than the following ratios at the end of each of the Fiscal Quarters during the following Fiscal Years:


Fiscal Quarters in the
Following Fiscal Years        1/st/ Quarter  2/nd/ Quarter  3/rd/ Quarter  4/th/ Quarter
----------------------        -------------  -------------  -------------  -------------

     Fiscal Year Ending
     December 31, 1998               8.50:1         7.10:1         6.00:1         5.60:1

     Fiscal Year Ending
     December 31, 1999 and           5.60:1         5.60:1         5.60:1         5.60:1

     Each Fiscal Quarter during each Fiscal Year ending thereafter: 5.60:1"

                                  ARTICLE III
                                  -----------

                                    Waivers
                                    -------

     Section 3.01.  Waiver of Events of Default.
                    ---------------------------

          (a) The Lender hereby waives the following Events of Default: (i) the CCI Adjusted Tangible Net Worth for the Fiscal Quarter ending December 31, 1997 was less than $21,000,000, in breach of Section 9.16 of the Loan Agreement, and
(ii) the CCI Consolidated Group's Debt Ratio for the Fiscal Quarter ending December 31, 1997 was greater than 7.7 to 1.0, in breach of Section 9.17 of the Loan Agreement.

          (b) The foregoing waiver is only applicable to and shall only be effective to the extent described above. The waiver is limited to the facts and circumstances referred to herein and shall not operate as (i) a waiver of or consent to non-compliance with any other section or provision of the Loan Agreement, (ii) a waiver of any right, power, or remedy of the Lender under the Loan

Agreement (except as provided herein), or (iii) a waiver of any other Event of Default or Event which may exist under the Loan Agreement.

                                  ARTICLE IV
                                  ----------

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 4.01.  Ratifications.  The terms and provisions set forth in this
                    -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. Lender and Borrower agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 4.02.  Representations and Warranties.  Borrower hereby represents
                    ------------------------------
and warrants to Lender that the execution, delivery and performance of this Amendment and all other loan, amendment or security documents to which Borrower is or is to be a party hereunder (hereinafter referred to collectively as the "Loan Documents") executed and/or delivered in connection herewith, have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower.

                                   ARTICLE V
                                   ---------

                              Conditions Precedent
                              --------------------

     Section 5.01.  Conditions.  The effectiveness of this Amendment is subject
                    ----------
to the satisfaction of the following conditions precedent (unless specifically waived in writing by the Lender):

          (a) Lender shall have received all of the following, each dated (unless otherwise indicated) as of the date of this Amendment, in form and substance satisfactory to Lender in its sole discretion:

               (i) Company Certificate.  A certificate executed by the Secretary
                   -------------------
          or Assistant Secretary of Borrower certifying (A) that Borrower's Board of Directors has met and adopted, approved, consented to and ratified the resolutions attached thereto which authorize the execution, delivery and performance by Borrower of the Amendment and the Loan Documents, (B) the names of the officers of Borrower authorized to sign this Amendment and each of the Loan Documents to which Borrower is to be a party hereunder, (C) the specimen signatures of such officers, and (D) that neither the Articles of Incorporation nor Bylaws of Borrower have been amended since the date of the Agreement;

               (ii) No Material Adverse Change.  There shall have occurred no
                    --------------------------
          material adverse change in the business, operations, financial condition, profits or prospects of Borrower, or in the Collateral since December 31, 1997, and the Lender shall have received a certificate of Borrower's chief executive officer to such effect;

               (iii) Other Documents.  Borrower shall have executed and
                     ---------------
          delivered such other documents and instruments as well as required record searches as Lender may require.

          (b) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.


                                  ARTICLE VI
                                  ----------

                                 Miscellaneous
                                 -------------


     Section 6.01.  Survival of Representations and Warranties. All
                    ------------------------------------------
representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furbished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

     Section 6.02.  Reference to Agreement.  The Agreement, each of the Loan
                    ----------------------
Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreements amended hereby.

     Section 6.03.  Severability.  Any provision of this Amendment held by a
                    ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.04.  APPLICABLE LAW.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS
                    --------------
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF OKLAHOMA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA.

     Section 6.05.  Successors and Assigns.  This Amendment is binding upon and
                    ----------------------
shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender. Lender may assign any or all of its rights or obligations hereunder without the prior consent of Borrower.

     Section 6.06.  Counterparts.  This Amendment may be executed in one or more
                    ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.07.  Effect of Waiver.  No consent or waiver, express or implied,
                    ----------------
by Lender to or of any breach of or deviation from any covenant or condition of the Agreement or duty shall be deemed a consent or waiver to or of any other breach of or deviation from the same or any other covenant, condition or duty.; No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in the Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 6.08.  Headings.  The headings, captions and arrangements used in
                    --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.09.  Releases.  As a material inducement to Lender to enter into
                    --------
this Amendment, Borrower hereby represents and warrants that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the other obligations created or evidenced by the Agreement or the other Loan Documents. Borrower hereby releases, acquits and forever discharges Lender, and its successors, assigns, and predecessors in interest, their parents, subsidiaries and affiliated organizations, and the officers, employees, attorneys, agents of each of the foregoing (all of whom are herein jointly and severally referred to as the "Released Parties") from any and all liability,
                              ----------------
damages, losses, obligations, costs, expenses, suits, claims, demands, causes of action for damages or any other relief, whether or not now known or suspected, of any kind, nature or character, at law or in equity, which Borrower now has or may have ever had against of the Released Parties, including, but not limited to, those relating to (a) usury or penalties or damages therefor, (b) allegations that a partnership existed between Borrower and the Released Parties, (c) allegations of unconscionable acts, deceptive trade practices, lack of good faith or fair dealing, lack of commercial reasonableness or special relationships, such as fiduciary, trust or confidential relationships, (d) allegations of dominion, control, alter ego, instrumentality, fraud, misrepresentation, duress, coercion, undue influence, interference or negligence, (e) allegations of notorious interference with present or prospective business relationships or of antitrust, or (f) slander, libel or damage to reputation (hereinafter being collectively referred to as the "Claims"), all of which Claims are hereby waived.
 ------

     Section 6.10.  Expenses of Lender.  Borrower agrees to pay on demand (i)
                    ------------------
all costs and expenses reasonably incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of staff counsel and (ii) all costs and expenses reasonably incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of staff counsel.

     Section 6.11.  NO ORAL AGREEMENTS.  THIS AMENDMENT, TOGETHER WITH THE OTHER
                    ------------------
LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN THE LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                         "BORROWER"

                         CLIMATE MASTER, INC.


                         By: /s/ Tony M. Shelby
                             ---------------------------------------------------
                              Tony M. Shelby
                              Vice President

                         INTERNATIONAL ENVIRONMENTAL CORPORATION


                         By: /s/ Tony M. Shelby
                             ---------------------------------------------------
                              Tony M. Shelby
                              Vice President

                         EL DORADO CHEMICAL COMPANY


                         By: /s/ Tony M. Shelby
                             ---------------------------------------------------
                              Tony M. Shelby
                              Vice President

                         SLURRY EXPLOSIVE CORPORATION


                         By: /s/ Tony M. Shelby
                             ---------------------------------------------------
                              Tony M. Shelby
                              Vice President

                         "LENDER"

                         BANKAMERICA BUSINESS CREDIT, INC.


                         By: /s/ Michael J. Jasaitis
                             ---------------------------------------------------
                              Michael J. Jasaitis
                              Vice President

                          CONSENT AND REAFFIRMATIONS
                          --------------------------


     The undersigned hereby acknowledges the execution of, and consents to, the terms and conditions of that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of March 12, 1998, between Climate Master, Inc., International Environmental Corporation, El Dorado Chemical Corporation, Slurry Explosive Corporation and BankAmerica Business Credit, Inc. ("Creditor") and reaffirms its obligations under that certain Continuing Guaranty (the "Guaranty") dated as of November 21, 1997, made by the undersigned in favor of the Creditor, and acknowledges and agrees that the Guaranty remains in full force and effect and the Guaranty is hereby ratified and confirmed.

     Dated as of March 12, 1998.

                                    CLIMACHEM, INC.


                                    By: /s/ Tony M. Shelby
                                       -----------------------------------------
                                         Tony M. Shelby
                                         Vice President

                          CONSENTS AND REAFFIRMATIONS
                          ---------------------------

     Each of the undersigned hereby acknowledges the execution of, and consents to, the terms and conditions of that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of March 12, 1998, between Climate Master, Inc., International Environmental Corporation, El Dorado Chemical Corporation, Slurry Explosive Corporation and BankAmerica Business Credit, Inc. ("Creditor") and each reaffirms its obligations under that certain Continuing Guaranty with Security Agreement (the "Guaranty") dated as of November 21, 1997, and acknowledges and agrees that such Guaranty remains in full force and effect and each Guaranty is hereby ratified and confirmed.

     Dated as of March 12, 1998.

                              LSB INDUSTRIES, INC.
                              LSB CHEMICAL CORP.
                              L&S AUTOMOTIVE PRODUCTS CO.
                              L&S BEARING CO.
                              INTERNATIONAL BEARINGS, INC.
                              LSB EXTRUSION CO.
                              ROTEX CORPORATION
                              TRIBONETICS CORPORATION
                              SUMMIT MACHINE TOOL MANUFACTURING
                                    CORP.
                              MOREY MACHINERY MANUFACTURING
                                    CORPORATION
                              CHP CORPORATION
                              KOAX CORP.
                              APR CORPORATION
                              CLIMATE MATE INC.
                              THE ENVIRONMENTAL GROUP, INC.
                              UNIVERSAL TECH CORPORATION


                              By: /s/ Tony M. Shelby
                                 -----------------------------------------------
                                    Tony M. Shelby
                                    Senior Vice President acting on
                                    behalf of each of the above